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                                                                   EXHIBIT 10.16

                          PLEDGE AND SECURITY AGREEMENT

                  THIS PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is entered into as of August 19, 2003, by and among SUMMIT CARE CORPORATION, a California corporation ("SUMMIT"), SHG PROPERTY RESOURCES, LLC, a Delaware limited liability company ("REH"), SHG INVESTMENTS, LLC, a Delaware limited liability company ("DE 23", and, collectively with REH, "BORROWER"), SKILLED HEALTHCARE, LLC, a Delaware limited liability company ("SH") and SUMMIT CARE TEXAS, L.P., a Texas limited partnership ("SCTX"), SUMMIT CARE TEXAS MANAGEMENT, LLC, a Delaware limited liability company ("SCTM" and, together with Summit, REH, DE 23, SH and SCTX, collectively, "PLEDGOR") and CAPITALSOURCE FINANCE LLC a Delaware limited liability company, as administrative agent and collateral agent for the lenders under the Loan Agreement (as defined below) (in such capacity as Agent, with its successors and assigns "SECURED PARTY").

                  WHEREAS, Borrower has requested that Fortress Credit Opportunities I, L.P., Highbridge/Zwirn Special Opportunities Fund, L.P. and CapitalSource Finance LLC (together with their successors and assigns, collectively referred to herein as "LENDER"), make a loan to Borrower in the aggregate principal amount of $23,000,000.00 (the "LOAN"), as evidenced by those certain Mezzanine Promissory Notes, each dated as of the date hereof (as the same may be amended, restated, replaced, supplemented, increased, extended, consolidated or otherwise modified from time to time, collectively, the "NOTE");

                  WHEREAS, as a condition precedent to the obligation of Secured Party to make the Loan to Borrower, Pledgor is required, and has agreed, to enter into and deliver this Agreement and to pledge to Secured Party, and grant a security interest in, the Pledged Collateral (as hereinafter defined) as security for Pledgor's obligations under the Loan Agreement; and

                  WHEREAS, Secured Party is willing to execute, deliver and perform under the Loan Agreement only upon, among others, the condition that Pledgor executes and delivers to Secured Party this Agreement and agrees to perform and to comply with its obligations under this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Secured Party to enter into the Loan Agreement and the other Loan documents, the parties hereto, intending to be legally bound hereby, do agree as follows:

1.       DEFINITIONS AND REFERENCES

         1.1.     DEFINED TERMS

                  As used in this Agreement, the following terms shall have the meanings specified in this Section 1.1:

                  "AGREEMENT" shall be defined to mean this Pledge and Security Agreement as the same may amended, restated, replaced, supplemented, extended, consolidated or otherwise modified from time to time.

                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of New York and the State of Delaware.

                  "DE 1-21" means, collectively, the entities set forth on Schedule A hereto.

                  "DE 23" has the meaning ascribed to such term in the Recitals.

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                  "DE 23 PLEDGED ENTITY INTERESTS" means all of the membership and limited partnership interests of DE 23 in (i) DE 1-21 and (ii) NTLP 1-21, each as listed on Schedule 1 hereto.

                  "DE 24-32" shall mean, collectively, the entities set forth on Schedule B hereto.

                  "LOAN" has the meaning ascribed to such term in the Recitals.

                  "LOAN AGREEMENT" means the Mezzanine Loan Agreement, dated as of the date hereof, between Borrower, Mezzanine Lender and Secured Party as administrative and collateral agent for Mezzanine Lender.

                  "MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" shall mean any event, condition or circumstance or set of events, conditions or circumstances or any change(s) which (i) has, had or could reasonably be expected to have any material adverse effect upon or change in the validity or enforceability of any Loan Document, (ii) has been or could reasonably be expected to be material and adverse to the value of the Pledged Collateral or to the business, operations, prospects, properties, assets, liabilities or condition of Borrower and the Guarantor taken as a whole, or (iii) has materially impaired or could reasonably be expected to materially impair the ability of any Borrower or Guarantor to perform the obligations or to consummate the transactions under the Loan Documents executed by such Person.

                  "NEW YORK COURT" and "NEW YORK COURTS" have the meanings ascribed to such terms in Section 6.7 hereof.

                  "NOTE" has the meaning ascribed to such term in the Recitals.

                  "NTLP 1-21" shall mean, collectively, the entities set forth on Schedule C hereto.

                  "PLEDGED COLLATERAL" shall mean, collectively and each individually, (i) Pledged Entity Interests (and the certificates, copies of which are attached hereto, representing such shares, membership or partnership interests and other equity securities and ownership interests); (ii) all other equity, membership or partnership interest certificates, options or rights of any nature whatsoever which may be issued or granted to Pledgor while this Agreement is in effect, other than those relating to any Subsidiary of Pledgor which is in existence as of the date first written above but whose equity, membership or partnership interest is not included as Pledged Entity Interests; and (iii) any and all replacements, products and Proceeds of, and dividends, distributions in property, returns of capital or other distributions made on or with respect to, any of the foregoing shares and other equity securities and ownership interests.

                  "PLEDGED ENTITY INTERESTS" means, collectively, the DE 23 Pledged Entity Interests, REH Pledged Entity Interests, SCTX Pledged Entity Interests, SH Pledged Entity Interests, the SCTM Pledged Entity Interests and the Summit Pledged Entity Interests.

                  "PROCEEDS" means all "proceeds" as such term is defined in
Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Collateral, collections thereon or distributions with respect thereto.

                  "QUALIFIED COURT" and "QUALIFIED COURTS" have the meanings ascribed to such terms in Section 6.7 hereof.

                  "REH" has the meaning ascribed to such term in the Recitals.

                  "REH PLEDGED ENTITY INTERESTS" means all of the membership or limited partnership interests of REH in (i) DE 24-32 as listed on Schedule 1 hereto, (ii) Texas Secured Resources, LLC, a Delaware limited liability company
(iii) California Secured Resources, LLC, a Delaware limited liability

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company, (iv) Secured Resource Management GP, LLC, a Delaware limited liability company, and (v) RPLP.

                  "RPLP" means SHG Secured Resources, LP, a Delaware limited partnership.

                  "SCTM" has the meaning ascribed to such term in the Recitals.

                  "SCTM PLEDGED ENTITY INTERESTS" means all of the the general partnership interests of SCTM in SCTX.

                  "SCTX" has the meaning ascribed to such term in the Recitals.

                  "SCTX PLEDGED ENTITY INTERESTS" means all of the membership or limited partnership interests of SCTX in DE 23.

                  "SH" has the meaning ascribed to such term in the Recitals.

                  "SH PLEDGED ENTITY INTERESTS" means all of the % membership interests of SH in Skilled Healthcare II, LLC, a Delaware limited liability company.

                  "SECURED OBLIGATIONS" shall have the meaning ascribed to such term in Section 2(a) hereof.

                  "SUMMIT" has the meaning ascribed to such term in the Recitals.

                  "SUMMIT PLEDGED ENTITY INTERESTS" means all of the membership or limited partnership interests of Summit in (i) REH, (ii) SCTX and (iii) SCTM.

         GENERAL TERMS

                  All capitalized terms used in this Agreement and not defined herein shall have the meanings given them in the Loan Agreement. Unless otherwise specified, as used in this Agreement or in any certificate, report, instrument or other document made or delivered pursuant to this Agreement, all accounting terms not defined in this Agreement or in the Loan Agreement shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP.

2.       PLEDGE OF COLLATERAL

                  (a) As security for the due and punctual payment when due (whether as the stated maturity, by acceleration or otherwise) of the Debt and the performance by Pledgor, applicable, of all obligations to Secured Party under the Loan Agreement, this Agreement and the other Loan Documents (collectively, the "SECURED OBLIGATIONS"), Pledgor hereby (i) pledges and assigns to Secured Party all of the Pledged Collateral and all of its right, title and interest in and to the Pledged Collateral, and (ii) grants to Secured Party a continuing security interest in and lien upon the Pledged Collateral.

                  (b) Simultaneously with the execution of this Agreement, Pledgor shall deliver to Secured Party all certificates representing the Pledged Collateral described in clause (i) of the definition of Pledged Collateral, and will deliver to Secured Party all certificates representing the Pledged Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral within five (5) Business Days after Pledgor's acquisition of such equity, membership or partnership interest or other items. Each such certificate shall be registered in the name of Pledgor, duly endorsed in blank or accompanied by a stock power or membership power duly executed by Pledgor in blank, in form and substance reasonably satisfactory to Secured Party, as applicable, with any and all documentary tax stamps and other documents necessary to cause Secured Party to have a good, valid and perfected continuing first priority

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pledge of, lien on and security interest in the Pledged Collateral, free and clear of any other Lien, including without limitation notations, if any, which are required in the corporate or other records books of Pledgor or the entity in which such shares, equity securities or ownership interests evidence an ownership stake in order to perfect Secured Party's lien in the Pledged Collateral. At any time following the occurrence and during the continuation of an Event of Default, any or all of the Pledged Collateral, at the option of Secured Party exercised in accordance with Section 3 hereof, may be registered in the name of Secured Party or of its nominee, and Pledgor hereby covenants that, upon demand therefor by Secured Party, Pledgor shall or shall cause the entity in which such shares, equity securities or ownership interests evidence an ownership stake to effect such registration.

                  (c) Secured Party hereby confirms receipt of the certificates representing the Pledged Collateral described in clause (i) of the definition of Pledged Collateral and agrees to hold the Pledged Collateral in accordance with the terms of this Agreement.

                  (d) In addition to and notwithstanding any other provision of this Agreement, Secured Party, in its sole discretion, shall have the right, at any time that Pledgor fails to do so, without prior notice to Pledgor, to: (i) pay for the performance of any of the Pledgor's obligations hereunder which Pledgor has not performed; (ii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Pledged Collateral in violation of this Agreement unless Pledgor is in good faith with due diligence by appropriate proceedings contesting those items; and
(iii) pay for the maintenance and preservation of any of the Pledged Collateral. Such expenses and advances shall be added to the Secured Obligations until reimbursed to Secured Party and shall be secured by the Pledged Collateral. Any such payments and advances by Secured Party shall not be construed as a waiver by Secured Party of an Event of Default or any other rights, remedies or powers of Secured Party hereunder or otherwise.

                  (e) Pledgor hereby authorizes to Secured Party to file such financing statements and continuation statements and hereby agrees that within five (5) Business Days of any request by Secured Party, at Pledgor's cost and expense, it will duly execute and deliver to Secured Party such assignments, certificates and/or such other agreements, instructions or documents as Secured Party may reasonably request to enable Secured Party to create, maintain and perfect or from time to time renew the security interests granted hereby or to create, maintain and perfect a security interest in any additional Pledged Collateral hereafter acquired by Pledgor or in any and all additions to and/or replacements, products and proceeds of any of the foregoing, all in form and substance reasonably satisfactory to Secured Party. Pledgor will pay all costs associated therewith, including without limitation, the cost of filing any of the foregoing in all public offices or other locations wherever Secured Party reasonably deems filing to be necessary or desirable. Pledgor irrevocably grants Secured Party the right, at Secured Party's option, to file any or all of the foregoing pursuant to the Code and otherwise, and Pledgor irrevocably appoints Secured Party as Pledgor's attorney in fact to execute any of the foregoing in Pledgor's name and to perform all other acts that Secured Party reasonably deems appropriate to perfect and continue the security interests granted pursuant to this Agreement.

                  (f) No injury to, or loss or destruction of, the Pledged Collateral or any Material Adverse Effect or Material Adverse Change shall relieve Pledgor of any of the Secured Obligations.

3.       VOTING RIGHTS, DIVIDENDS AND DISTRIBUTIONS

                  So long as no Event of Default shall have occurred and be continuing or would result from or be caused by any of the following:

                  (a) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof, subject to the terms hereof;

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                  (b)      Pledgor shall be entitled to receive and retain
dividends payable on the Pledged Collateral; provided, however, that all dividends (other than cash dividends) (including, without limitation, stock and liquidating dividends), distributions in property and other distributions made on or in respect of the Pledged Collateral, (i) whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, equity securities or other ownership interests of Pledgor, any Guarantor, any Subsidiary of Pledgor or any other Person, or (ii) received in exchange for the Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition, transfer, sale or disposition of the Pledged Collateral or other exchange of assets to which Pledgor, any Guarantor, any Subsidiary of Pledgor or any other Person may be a party or otherwise, and any and all property (other than cash) received in exchange for or redemption of any of the Pledged Collateral, shall be retained by Secured Party, or, if delivered to Pledgor, shall be held in trust for the benefit of Secured Party and forthwith delivered to Secured Party and shall be considered as part of the Pledged Collateral for all purposes of this Agreement;

                  (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to Section 3(a) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to Section 3(b); and Pledgor shall execute and deliver to Secured Party all proxies, powers of attorney, dividend orders and other instruments and documents as may be required or may be reasonably requested by Secured Party to enable Secured Party to receive and retain the dividends, distributions in property and other distributions it is authorized to receive and retain pursuant to Section 3(b); and

                  (d) After the occurrence and during the continuation of an Event of Default, all rights of Pledgor to exercise the voting and/or consensual rights and powers that Pledgor is entitled to exercise pursuant to
Section 3(a) and/or to receive the dividends that Pledgor is authorized to receive and retain pursuant to Section 3(b) shall cease immediately, without any prior notice to Pledgor or action by or on behalf of Secured Party or any other Person, and all such rights thereupon shall become vested in Secured Party automatically without any action by any Person, and Secured Party shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain such dividends, provided, that Secured Party shall give reasonable notice to Pledgor following the occurrence of such rights becoming vested in Secured Party. In such case, Pledgor shall execute and deliver such proxies, powers of attorney, dividend orders and other instruments and documents as Secured Party may reasonably request to enable Secured Party to exercise such rights and receive such dividends. In addition, Secured Party is hereby appointed the attorney-in-fact of Pledgor, with full power of substitution, which appointment as attorney-in-fact is irrevocable and coupled with an interest, to take all such actions after the occurrence and during the continuation of an Event of Default, whether in the name of Secured Party or Pledgor, as Secured Party may reasonably consider necessary or desirable for the purpose of exercising such rights and receiving such dividends. Any and all money and other property paid over to or received by Secured Party pursuant to the provisions of this Section 3(d) shall be retained by Secured Party as part of the Pledged Collateral and shall be applied in accordance with the provisions hereof.

4.       REMEDIES ON DEFAULT

                  (a) Notwithstanding and without limiting any other provision of this Agreement or any of the Loan Documents, if at any time an Event of Default shall have occurred and be continuing, then, in addition to having the right to exercise any right or remedy of a secured party upon default under the Code or applicable law or at equity, Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor or to take or do any action (except as provided below):

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                           (i)      apply any cash held by it hereunder in the
manner provided in Section 4(k); and

                           (ii)     if there shall be no such cash or if the
cash so applied shall be insufficient to pay in full the items specified in
Section 4(k)(i) and 4(k)(ii), collect, receive, appropriate and realize upon the Pledged Collateral or any part thereof, and/or sell, assign, transfer, contract to sell or otherwise dispose of and deliver the Pledged Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker's board, on any securities exchange or at any of Secured Party's places of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may reasonably deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledged Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

                  (b) In the event of a sale as aforesaid, Secured Party may, at any such sale, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment and not with a view to the distribution or resale of the Pledged Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may reasonably deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities and other laws. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer the Pledged Collateral so sold to the purchaser thereof.

                  (c) Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Collateral at a public sale than at a private sale or sales, the making of a public sale of the Pledged Collateral may be subject to registration requirements under applicable securities laws and other legal restrictions, compliance with which would make a public sale of the Pledged Collateral impractical. Accordingly, so long as any such sale is conducted in a commercially reasonable manner, Pledgor hereby agrees that private sales made by Secured Party in good faith in accordance with the provisions of this Article 4 may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at a public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Pledged Collateral to be sold at a public sale.

                  (d) Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right whatsoever, including any equity or right of redemption of Pledgor, and to the extent permitted by law, Pledgor hereby specifically waives all rights of redemption, stay or appraisal and other rights that Pledgor has or may have under any law, regulation or statute now existing or hereafter adopted or otherwise. Secured Party shall give Pledgor not less than ten (10) calendar days' written notice of its intention to make any such public or private sale. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker's board, on a securities exchange, at one or more of Secured Party's places of business or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, will first be offered for sale at such location. Such notice, in case of a private sale, shall state only the date on or after which such sale may be made and, if known, the location of such sale. Any such notice given as aforesaid shall be deemed to be reasonable notification.

                  (e) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any sale the Pledged Collateral may be sold in one lot as an entirety or in parts, as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Secured Party until the

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selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice.

                  (f) Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose its lien or security interest arising from this Agreement and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (g) Notwithstanding and without limiting any other provision of this Agreement or any of the Loan Documents, upon the occurrence and during the continuation of an Event of Default, Secured Party or its nominee shall have the right, without notice to or the consent of Pledgor, to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to transfer, sell, dispose of or exchange, at its discretion, any or all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor or the applicable Guarantor, or Subsidiary of Pledgor or such other Person.

                  (h) On any sale of any part of the Pledged Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that may be necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser(s) by any Governmental Authority or officer or court.

                  (i) Pledgor hereby acknowledges, understands and agrees that Secured Party (i) may exercise its rights under the Loan Documents, whether or not they provide security for any of the Secured Obligations, without exercising its rights hereunder or affecting the security provided hereunder, and (ii) may proceed against all or any portion of the Pledged Collateral and all other collateral securing any of the Secured Obligations in such order and at such time as determined by Secured Party in its sole discretion. Pledgor hereby expressly waives any rights under the doctrine of marshalling of assets.

                  (j) Except as otherwise set forth above, Pledgor hereby acknowledges, understands and agrees that compliance with the foregoing procedures shall satisfy any applicable requirements that such sale or disposition be made in a commercially reasonable manner.

                  (k) The proceeds of any collection, recovery, receipt, appropriation, realization, transfer, exchange, disposition or sale as aforesaid shall be applied by Secured Party in the following order:

                           (i)      First, to the payment of all reasonable
costs and expenses of every kind incurred by Secured Party in connection therewith or incidental to the care, safekeeping or otherwise of any of the Pledged Collateral, and to the payment of all sums which Secured Party may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon the Pledged Collateral or any part thereof, and all other payments that Secured Party may be required or authorized to make under any provision of this Agreement including, without limitation, reasonable in-house documentation and diligence fees, search, audit, recording, and filing fees and expenses and reasonable attorneys' fees and expenses;

                           (ii)     Second, to the payment of any other amounts
due under the Secured Obligations (to be applied in accordance with the Loan Agreement);

                           (iii)    Third, to the satisfaction of indebtedness
secured by any subordinate security interest of record in the Pledged Collateral if written notification of demand therefor is received before distribution of the proceeds is completed; provided that the holder of a subordinate security interest

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shall furnish reasonable proof of its interest to Secured Party, and unless it does so, Secured Party need not address its claims; and

                           (iv)     Finally, to the payment to Pledgor of any
surplus then remaining from such proceeds, unless otherwise required by law or directed by a court of competent jurisdiction; provided that Pledgor shall be liable for any deficiency if such proceeds are insufficient to satisfy all of the Secured Obligations.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

                  (a) Pledgor represents and warrants to Secured Party as of the date hereof and as of each Borrowing Date (which representations and warranties shall survive the execution and delivery of this Agreement) as follows:

                           (i)      Pledgor is, or, with respect to the Pledged
Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral not later than the time of delivery of certificates therefor will be, the direct record and beneficial owner of each share, security and other interest that comprises the Pledged Collateral, and Pledgor has and will have good, valid and marketable title thereto, free and clear of all Liens other than the security interests created by this Agreement;

                           (ii)     all of the Pledged Collateral has been, or,
with respect to the Pledged Collateral described in clauses (ii) and (iii) of the definition of Pledged Collateral not later than the time of delivery of certificates therefor will be, duly and validly issued, fully paid and nonassessable;

                           (iii)    the Pledged Collateral described in clause
(i) of the definition of Pledged Collateral constitutes the percentage set forth on Schedule 1 of the issued and outstanding equity, membership or limited partnership interests, as applicable, of each Guarantor, Subsidiary of Pledgor and other Person in which such Pledged Collateral represents an ownership interest (calculated on a fully diluted, as converted basis);

                           (iv)     the Pledged Collateral is and will be duly
and validly pledged to Secured Party in accordance with law, and Secured Party has a good, valid and perfected first priority lien on and security interest in the Pledged Collateral and the proceeds thereof subject to no Liens in favor of any other Person;

                           (v)      the obligations of Pledgor under this
Agreement are not subordinated in any way to any other obligation of Pledgor or to the rights of any other Person.

                  (b) Until all Secured Obligations (exclusive of any indemnity obligations with respect to which no claim has been made and which pursuant to the provisions of the Loan Agreement survive termination of the Loan Agreement) have been performed and satisfied in full and indefeasibly paid in full in cash and the Loan Agreement has been terminated, Pledgor hereby covenants that:

                           (i)      Pledgor shall not sell, lease, transfer,
pledge, assign or otherwise dispose of any of the Pledged Collateral or any interest therein, and Pledgor shall not create, incur, assume or suffer to exist any Lien upon, in, against or with respect to any of the Pledged Collateral or any interest therein except in accordance with the provisions of the Loan Agreement;

                           (ii)     Pledgor shall, and shall cause each entity
whose securities constitute part of the Pledged Collateral to, keep true, complete and accurate books of record with respect to the Pledged Collateral in accordance with commercially reasonable business practices; and

                           (iii)    Except for actions permitted pursuant to the
Loan Agreement, Pledgor shall not take or permit to be taken, or permit or cause any entity whose securities constitute part of the

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Pledged Collateral to take or permit to be taken, any action in connection with the Pledged Collateral or otherwise which would impair the value of the Pledged Collateral or any portion thereof or the value of the interests or rights of Pledgor or Secured Party therein or with respect thereto, including, without limitation, any amendment to or modification of the certificate of incorporation (or similar charter documents) or bylaws (or similar documents) of Pledgor or such Person which would result in or cause any of the foregoing.

6.       MISCELLANEOUS PROVISIONS

         6.1.     NOTICES

                  Any notice or request under this Agreement shall be given in accordance with Section 10.6 of the Loan Agreement.

         6.2.     DELAY

                  No course of action or dealing, renewal, release or extension of any provision of this Agreement, or single or partial exercise of any such provision, or delay, failure or omission on Secured Party's part in enforcing any such provision shall affect the liability of Pledgor or operate as a waiver of such provision or affect the liability of Pledgor or preclude any other or further exercise of such provision. No waiver by any party to any Loan Document of any one or more defaults by any other party in the performance of any of the provisions of any Loan Document shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver.

         6.3.     RELEASE OF PLEDGED COLLATERAL

                  Promptly following full performance and satisfaction and indefeasible payment in full in cash of the Secured Obligations (exclusive of any indemnity obligations with respect to which no claim has been made and which pursuant to the provisions of the Loan Agreement survive termination of the Loan Agreement) and the termination of the Loan Agreement, the security interests and liens created hereby shall automatically terminate and be released and Secured Party shall execute and deliver such documents, at Pledgor's expense, as are necessary to evidence such termination and shall return the Pledged Collateral to Pledgor at the address of Pledgor set forth herein or at such other address as Pledgor may direct in writing. Secured Party shall not be deemed to have made any representation or warranty with respect to any Pledged Collateral so delivered, except that such Pledged Collateral is free and clear, on the date of such delivery, of any and all liens, charges and encumbrances arising from Secured Party's own acts.

         6.4.     SUCCESSORS AND ASSIGNS; PARTICIPATIONS; NEW SECURED PARTIES

                  This Agreement shall inure to the benefit of Secured Party and all future holders of any Note and/or the Obligations transferred in accordance with the provisions of the Loan Agreement, and each of their respective successors and assigns. This Agreement shall be binding upon the Persons' other than Secured Party that are parties to this Agreement and their respective successors and assigns, and no such Person may assign, delegate or transfer this Agreement or any of its rights or obligations under this Agreement without the prior written consent of Secured Party. No rights are intended to be created under this Agreement for the benefit of any third party donee, creditor or incidental beneficiary of Pledgor. Nothing contained in any Loan Document shall be construed as a delegation to Secured Party of any other Person's duty of performance.

         6.5.     SEVERABILITY; CAPTIONS; COUNTERPARTS; FACSIMILE SIGNATURES

                  If any provision of this Agreement is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Agreement which shall be given effect so far as possible. The captions in this Agreement are intended for convenience and reference only and shall not affect the meaning or interpretation of this Agreement. The Agreement may be executed in one or more counterparts (which taken together, as applicable, shall constitute one and the same instrument) and by facsimile transmission, which facsimile signatures shall be considered original executed counterparts. Each party to this Agreement agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party.

         6.6.     SURVIVAL

                  It is the express intention and agreement of the parties hereto that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Pledgor herein shall survive the execution, delivery and termination of this Agreement until all Secured Obligations (exclusive of any indemnity obligations with respect to which no claim has been made and which pursuant to the provisions of the Loan Agreement survive termination of the Loan Agreement) are performed in full and indefeasibly paid in full in cash and the Loan Agreement is terminated.

         6.7.     GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS; VENUE

                  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of law provisions (other than Section 5-1401 of the New York General Obligation Law). Any judicial proceeding with respect to the Obligations, any Loan Document or any related agreement may be brought in any federal or state court of competent jurisdiction located in the City of New York, State of New York (any such court, individually a "New York Court," and all such courts collectively, the "New York Courts"), provided nothing in this Agreement shall be deemed or operate to preclude Secured Party from bringing suit or taking other legal action in any jurisdiction to the extent, but only to the extent, it is required to bring suit in such jurisdiction to realize on the Collateral or any other security for the Obligations (any such court and any New York Court, individually a "Qualified Court" and collectively, the "Qualified Courts"), and provided, further that Secured Party, Lenders and Pledgor acknowledge that any appeals from a Qualified Court may have to be heard by a court located outside of the jurisdiction where such Qualified Court sits. By execution and delivery of this agreement, Pledgor (i) accepts the non-exclusive jurisdiction of the Qualified Courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 10.6 of the Loan Agreement and
(iv) waives any objection to jurisdiction and venue of any action instituted hereunder in any Qualified Court and agrees not to assert any defense to an action brought in any Qualified Court based on lack of jurisdiction, venue or convenience. Any judicial proceedings against Secured Party or any Lender involving, directly or indirectly, the Obligations, any Loan Document or any related agreement shall be brought only in a New York Court. All parties acknowledge that they participated in the negotiation and drafting of this Agreement and that, accordingly, no party shall move or petition a court construing this Agreement to construe it more stringently against one party than against any other.

         6.8.     WAIVER OF NOTICE; WAIVER OF STATUTE OF LIMITATIONS; DEFENSES

                  Except as expressly provided for herein, Pledgor hereby waives demand, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Secured Party in reliance hereon, and all other demands and notices of any description. The pleading of any statute of limitations as a defense to any demand against

Pledgor hereunder and under the Loan Documents is expressly waived by Pledgor. Pledgor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Secured Party to obtain an order of court recognizing the assignment of or security interests and liens of Secured Party in and to the Pledged Collateral.

         6.9.     JURY WAIVER

EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

         6.10.    ENTIRE AGREEMENT

                  This Agreement and the other Loan Documents to which Pledgor is a party constitute the entire agreement between Pledgor and Secured Party with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by Pledgor and Secured Party. No provision of this Agreement may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by Secured Party and Pledgor. Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of this Agreement and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.

         6.11.    NO DUTY OF SECURED PARTY

                  Except for the duty to exercise reasonable care in the custody and preservation of the Pledged Collateral in its possession, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has duly executed this Pledge and Security Agreement as of the date first written above.

                           SUMMIT CARE CORPORATION

                           By:  /s/ Roland G. Rapp
                                --------------------------------------------
                           Name:  Roland G. Rapp
                           Title: Secretary

                           SHG PROPERTY RESOURCES, LLC

                           By: /s/ Roland G. Rapp
                               -------------------------------------------
                           Name:  Roland G. Rapp
                           Title: Secretary

                           SHG INVESTMENTS, LLC

                           By: /s/ Roland G. Rapp
                               -------------------------------------------
                           Name:  Roland G. Rapp
                           Title: Secretary

                           SUMMIT CARE TEXAS, L.P.

                                      By: Summit Care Texas Management, LLC,
                                          its general partner

                                          By: /s/ Roland G. Rapp
                                              ---------------------------
                                          Name: Roland G. Rapp
                                          Title: Secretary

                           Address for Notices:
                           c/o Fountain View, Inc.
                           27442 Portola Parkway, Suite 200
                           Foothill Ranch, California 92610
                           Attention: General Counsel

                                     SKILLED HEALTHCARE, LLC

                                     By:  /s/ Roland G. Rapp
                                          -----------------------------
                                     Name: Roland G. Rapp
                                     Title: Secretary

                                     Address for Notices:
                                     c/o Fountain View, Inc.
                                     27442 Portola Parkway, Suite 200
                                     Foothill Ranch, California 92610
                                     Attention: General Counsel

                            SUMMIT CARE TEXAS MANAGEMENT, LLC

                                      By: \s\ Roland G. Rapp
                                          ---------------------------------
                                      Name:  Roland G. Rapp
                                      Title: Secretary

                            Address for Notices:
                                      c/o Fountain View, Inc.
                                      27442 Portola Parkway, Suite 200
                                      Foothill Ranch, California  92610
                                      Attention:  General Counsel

                          CAPITALSOURCE FINANCE LLC

                          By: /s/ James J. Pieczynski
                              ---------------------------------
                          Name: James J. Pieczynski
                          Title:   Director

                          Address for Notices:
                          4445 Willard Avenue, 12th Floor
                          Chevy Chase, Maryland 20815
                          Attention: Healthcare Finance Group, Portfolio Manager
                          Facsimile: (301) 841-2340

                          PLEDGE AND SECURITY AGREEMENT

                                   SCHEDULE A

                                DE 1-21 Entities

Texas Cityview Care Center GP, LLC, a Delaware limited liability company Clairmont Beaumont GP, LLC, a Delaware limited liability company
Clairmont Longview GP, LLC, a Delaware limited liability company
The Clairmont Tyler GP, LLC, a Delaware limited liability company
Colonial New Braunfels GP, LLC, a Delaware limited liability company
Colonial Tyler GP, LLC, a Delaware limited liability company
Coronado Nursing Center GP, LLC, a Delaware limited liability company Hallettsville Rehabilitation GP, LLC, a Delaware limited liability company Texas Heritage Oaks Nursing and Rehabilitation Center GP, LLC, a Delaware
        limited liability company
Hospitality Nursing GP, LLC, a Delaware limited liability company
Monument Rehabilitation GP, LLC, a Delaware limited liability company
Oak Crest Nursing Center GP, LLC, a Delaware limited liability company Flatonia Oak Manor GP, LLC, a Delaware limited liability company
Oakland Manor GP, LLC, a Delaware limited liability company
Southwood Care Center GP, LLC, a Delaware limited liability company
Town and Country Manor GP, LLC, a Delaware limited liability company
West Side Campus of Care GP, LLC, a Delaware limited liability company Comanche Nursing Center GP, LLC, a Delaware limited liability company Guadalupe Valley Nursing Center GP, LLC, a Delaware limited liability company Briarcliff Nursing and Rehabilitation Center GP, LLC, a Delaware limited liability company
Live Oak Nursing Center GP, LLC, a Delaware limited liability company

                          PLEDGE AND SECURITY AGREEMENT

                                   SCHEDULE B

                                DE 24-32 Entities

Carehouse Healthcare Center, LLC, a Delaware limited liability company Devonshire Care Center, LLC, a Delaware limited liability company
The Earlwood, LLC, a Delaware limited liability company
Fountain Care Center, LLC, a Delaware limited liability company
Fountain Senior Assisted Living, LLC, a Delaware limited liability company Spring Senior Assisted Living, LLC, a Delaware limited liability company Valley Healthcare Center, LLC, a Delaware limited liability company
Villa Maria Healthcare Center, LLC, a Delaware limited liability company Willow Creek Healthcare Center, LLC, a Delaware limited liability company

                          PLEDGE AND SECURITY AGREEMENT

                                   SCHEDULE C

                               NTLP 1-21 Entities

Texas Cityview Care Center, LP, a Delaware limited partnership
Clairmont Beaumont, LP, a Delaware limited partnership
Clairmont Longview, LP, a Delaware limited partnership
The Clairmont Tyler, LP, a Delaware limited partnership
Colonial New Braunfels Care Center, LP, a Delaware limited partnership
Colonial Tyler Care Center, LP, a Delaware limited partnership
Coronado Nursing Center, LP, a Delaware limited partnership
Hallettsville Rehabilitation and Nursing Center, LP, a Delaware limited partnership
Texas Heritage Oaks Nursing and Rehabilitation Center, LP, a Delaware limited partnership
Hospitality Nursing and Rehabilitation Center, LP, a Delaware limited partnership
Monument Rehabilitation and Nursing Center, LP, a Delaware limited partnership Oak Crest Nursing Center, LP, a Delaware limited partnership
Flatonia Oak Manor, LP, a Delaware limited partnership
Oakland Manor Nursing Center, LP, a Delaware limited partnership
Southwood Care Center, LP, a Delaware limited partnership
Town and Country Manor, LP, a Delaware limited partnership
West Side Campus of Care, LP, a Delaware limited partnership
Comanche Nursing Center, LP, a Delaware limited partnership
Guadalupe Valley Nursing Center, LP, a Delaware limited partnership
Briarcliff Nursing and Rehabilitation Center, LP, a Delaware limited partnership Live Oak Nursing Center, LP, a Delaware limited partnership

                          PLEDGE AND SECURITY AGREEMENT

                                   SCHEDULE 1

                        DESCRIPTION OF PLEDGED MEMBERSHIP
                            OR PARTNERSHIP INTERESTS

I.       DE 23 Pledged Entity Interests

                                                     Name of
     Name of        State of       Membership      Collateral       State of    Certificate
     Debtor         Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Texas Cityview         DE            1
LLC                                              Care Center
                                                 GP, LLC
-------------------------------------------------------------------------------------------
                                                 Clairmont
SHG Investments,        DE            100%       Beaumont GP,           DE            1
LLC                                              LLC
-------------------------------------------------------------------------------------------
                                                 Clairmont
SHG Investments,        DE            100%       Longview GP,           DE            1
LLC                                              LLC
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       The Clairmont          DE            1
LLC                                              Tyler GP, LLC
-------------------------------------------------------------------------------------------
                                                 Colonial New
SHG Investments,        DE            100%       Braunfels GP,          DE            1
LLC                                              LLC
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Colonial Tyler         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 Coronado
SHG Investments,        DE            100%       Nursing                DE            1
LLC                                              Center, GP, LLC
-------------------------------------------------------------------------------------------
                                                 Hallettsville
SHG Investments,        DE            100%       Rehabilitation         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 Texas Heritage
                                                 Oaks Nursing
SHG Investments,        DE            100%       and                    DE            1
LLC                                              Rehabilitation
                                                 Center GP, LLC
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Hospitality            DE            1
LLC                                              Nursing GP, LLC
-------------------------------------------------------------------------------------------
                                                 Monument
SHG Investments,        DE            100%       Rehabilitation         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 Oak Crest
SHG Investments,        DE            100%       Nursing Center         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Flatonia Oak           DE            1
LLC                                              Manor GP, LLC
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Oakland Manor GP,      DE            1
LLC                                              LLC
-------------------------------------------------------------------------------------------

                                                     Name of
     Name of         State of      Membership      Collateral        State of   Certificate
     Debtor         Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
SHG Investments,        DE            100%       Southwood Care         DE            1
LLC                                              Center GP, LLC
-------------------------------------------------------------------------------------------
                                                 Town and
SHG Investments,        DE            100%       Country Manor          DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 West Side
SHG Investments,        DE            100%       Campus of Care         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 Comanche
SHG Investments,        DE            100%       Nursing Center         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------
                                                 Guadalupe
SHG Investments,        DE            100%       Valley Nursing         DE            1
LLC                                              Center GP, LLC
-------------------------------------------------------------------------------------------
                                                 Briarcliff
                                                 Nursing and
SHG Investments,        DE            100%       Rehabilitation         DE            1
LLC                                              Center, GP, LLC
-------------------------------------------------------------------------------------------
                                                 Live Oak
SHG Investments,        DE            100%       Nursing Center         DE            1
LLC                                              GP, LLC
-------------------------------------------------------------------------------------------

                                                     Name of
     Name of         State of      Partnership     Collateral        State of   Certificate
     Debtor         Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Texas Cityview         DE         LP-01
LLC                                              Care Center, LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Clairmont              DE         LP-01
LLC                                              Beaumont, LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Clairmont              DE         LP-01
LLC                                              Longview, LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        The Clairmont          DE         LP-01
LLC                                              Tyler, LP
-------------------------------------------------------------------------------------------
                                                 Colonial New
SHG Investments,        DE            99%        Braunfels Care         DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Colonial Tyler         DE         LP-01
LLC                                              Care Center, LP
-------------------------------------------------------------------------------------------
                                                 Coronado
SHG Investments,        DE            99%        Nursing                DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Hallettsville
SHG Investments,                                 Rehabilitation
LLC                     DE            99%        and Nursing            DE         LP-01
                                                 Center, LP
-------------------------------------------------------------------------------------------

                                                     Name of
     Name of         State of      Partnership     Collateral        State of   Certificate
     Debtor         Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
                                                 Oaks Nursing
                                                 and
                                                 Rehabilitation
SHG                     DE            99%        Texas Heritage         DE         LP-01
Investments,                                     Rehabilitation
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Hospitality
                                                 Nursing and
SHG Investments,        DE            99%        Rehabilitation         DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Monument
                                                 Rehabilitation
SHG Investments,        DE            99%        and Nursing            DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Oak Crest
                                                 Nursing
SHG Investments         DE            99%        Center,                DE         LP-01
LLC                                              LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Flatonia Oak           DE         LP-01
LLC                                              Manor, LP
-------------------------------------------------------------------------------------------
                                                 Oakland Manor
SHG Investments,        DE            99%        Nursing                DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
SHG Investments,        DE            99%        Southwood Care         DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Town and
SHG Investments,        DE            99%        Country Manor,         DE         LP-01
LLC                                              LP
-------------------------------------------------------------------------------------------
                                                 West Side
SHG Investments,        DE            99%        Campus of              DE         LP-01
LLC                                              Care, LP
-------------------------------------------------------------------------------------------
                                                 Comanche
SHG Investments,        DE            99%        Nursing                DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Guadalupe
SHG Investments,        DE            99%        Valley Nursing         DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Briarcliff
                                                 Nursing and
SHG Investments,        DE            99%        Rehabilitation         DE         LP-01
LLC                                              Center, LP
-------------------------------------------------------------------------------------------
                                                 Live Oak
SHG Investments,        DE            99%        Nursing Center         DE         LP-01
LLC                                              LP, LLC
-------------------------------------------------------------------------------------------

II.               REH Pledged Entity Interests

                                   Membership/       Name of
    Name of          State of      Partnership     Collateral        State of   Certificate
    Debtor          Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
                                                 Carehouse
SHG Property           DE             100%       Healthcare            DE            1
Resources, LLC                                   Center, LLC
-------------------------------------------------------------------------------------------

                                   Membership/       Name of
     Name of         State of      Partnership     Collateral        State of   Certificate
     Debtor         Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
SHG                    DE             100%       Devonshire            DE            1
Property                                         Care Center,
Resources, LLC                                   LLC
-------------------------------------------------------------------------------------------
SHG Property           DE             100%       The Earlwood,         DE            1
Resources, LLC                                   LLC
-------------------------------------------------------------------------------------------
SHG Property           DE             100%       Fountain Care         DE            1
Resources, LLC                                   Center, LLC
-------------------------------------------------------------------------------------------
                                                 Fountain
SHG Property                                     Senior
Resources, LLC         DE             100%       Assisted              DE            1
                                                 Living, LLC
-------------------------------------------------------------------------------------------
                                                 Spring Senior
SHG Property           DE             100%       Assisted              DE            1
Resources, LLC                                   Living, LLC
-------------------------------------------------------------------------------------------
                                                 Valley
SHG Property           DE             100%       Healthcare            DE            1
Resources, LLC                                   Center, LLC
-------------------------------------------------------------------------------------------
                                                 Villa Maria
SHG Property           DE             100%       Healthcare            DE            1
Resources, LLC                                   Center, LLC
-------------------------------------------------------------------------------------------
                                                 Willow Creek
SHG Property           DE             100%       Healthcare            DE            1
Resources, LLC                                   Center, LLC
-------------------------------------------------------------------------------------------
SHG Property           DE             100%       Texas Secured         DE            1
Resources, LLC                                   Resurces, LLC
-------------------------------------------------------------------------------------------
                                                 California
SHG Property           DE             100%       Secured               DE            1
Resources, LLC                                   Resources, LLC
-------------------------------------------------------------------------------------------
                                                 Secured
                                                 Resource
SHG Property           DE             100%       Management GP,        DE            1
Resources, LLC                                   LLC
-------------------------------------------------------------------------------------------
SHG Property           DE            99% LP      SHG Secured           DE          LP-01
Resources, LLC                                   Resources, LP
-------------------------------------------------------------------------------------------

III.     SCTX Pledged Entity Interests

                                                    Name of
   Name of           State of      Membership     Collateral        State of    Certificate
   Debtor           Formation       Interest        Entity          Formation      Number
-------------------------------------------------------------------------------------------
                                                 SHG
Summit Care            TX            100%        Investments,           DE            1
Texas, L.P.                                      LLC
-------------------------------------------------------------------------------------------

IV.      SH Pledged Entity Interests

                                                    Name of
    Name of          State of      Membership      Collateral       State of   Certificate
    Debtor          Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
                                                 Skilled
Skilled                DE            100%        Healthcare II,         DE           1
Healthcare, LLC                                  LLC
-------------------------------------------------------------------------------------------

V.       Summit Pledged Entity Interests

                                                     Name of
  Name of           State of       Membership      Collateral        State of   Certificate
  Debtor            Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
Summit Care        California         100%       SHG Property           DE           1
Corporation                                      Resources, LLC
-------------------------------------------------------------------------------------------
Summit Care        California        99% LP      Summit Care            TX         LP-01
Corporation                                      Texas, L.P.
-------------------------------------------------------------------------------------------
Summit Care        California         100%       Summit Care Texas      DE           1
Corporation                                      Management, LLC
-------------------------------------------------------------------------------------------

VI.      SCTM Pledged Entity Interests

                                                     Name of
    Name of          State of      Membership      Collateral        State of   Certificate
    Debtor          Formation       Interest         Entity         Formation      Number
-------------------------------------------------------------------------------------------
Summit Care            DE             1%         Summit Care            TX         GP-01
Texas                                            Texas, L.P.
Management, LLC
-------------------------------------------------------------------------------------------